SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NovaBay Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOVABAY PHARMACEUTICALS, INC.
5980 Horton Street, Suite 550
Emeryville, California 94608

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2012

To the Stockholders of NovaBay Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation, will be held on Tuesday, June 12, 2012, at 2:00 p.m. Pacific Time at Hyatt House Hotel Emeryville, 5800 Shellmound Street, Emeryville, CA 94608, for the following purposes:

1.
To elect three (3) Class II directors nominated by our Board of Directors to hold office for a term of three (3) years or until their respective successors are elected and qualified.  The nominees for election are Mr. Charles Cashion, Dr. T. Alex McPherson and Mr. Tony D.S.Wicks.

2.
To approve the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, as amended to revise the formula used for determining the automatic increase in the number of shares of common stock reserved for issuance under the plan every year, beginning January 1, 2013.

3.	To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 20, 2012 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, June 12, 2012.

The proxy statement and annual report to security holders are available at www.edocumentview.com/NBY (for all stockholders).

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid and addressed envelope. If your shares are held in “street name” (i.e., your shares are held in the name of a brokerage firm, bank or other nominee), you should receive from that institution an instruction form for voting in lieu of a proxy card, and you must instruct your broker or bank on how to vote your shares.

Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors,

/s/ Ramin Najafi
April 26, 2012	Ramin (“Ron”) Najafi, Ph.D. Chairman of the Board, Chief Executive Officer and President

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

NOVABAY PHARMACEUTICALS, INC.
5980 Horton Street, Suite 550
Emeryville, California 94608

PROXY STATEMENT

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation, to be voted at the 2012 Annual Meeting of Stockholders to be held on Tuesday, June 12, 2012 (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at 2:00 p.m. Pacific Time at  Hyatt House Hotel Emeryville, 5800 Shellmound Street, Emeryville, California 94608. These proxy solicitation materials are expected to be mailed on or about May 6, 2012, to all stockholders entitled to vote at the Annual Meeting.  References to “NovaBay” in this proxy statement refer to NovaBay Pharmaceuticals, Inc., a Delaware corporation, on and after June 29, 2010, the date we reincorporated from California to Delaware, and to NovaBay Pharmaceuticals, Inc., a California corporation and our predecessor, before June 29, 2010.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Stockholders (the “Notice”) and are described in more detail in this proxy statement.

Voting; Quorum

The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 20, 2012 (“Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Each stockholder is entitled to one (1) vote for each share of our common stock held by such stockholder as of the Record Date. As of the Record Date, 28,916,562 shares of our common stock were outstanding, and no shares of our preferred stock were outstanding.

The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes and votes marked “withheld” will not be counted towards the tabulation of votes cast on such proposals presented to the stockholders.

Required Votes

For Proposal One, the election of directors, the three (3) nominees receiving the highest number of “FOR” votes of our common stock, present or represented by proxy and entitled to vote at the Annual Meeting, will be elected. “WITHHELD” votes and broker non-votes will have no effect.

To be adopted, Proposal Two, the approval of our 2007 Omnibus Incentive plan, as amended, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will have the same effect as “AGAINST” votes.

To be adopted, Proposal Three, the ratification of the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card, you should receive from that institution an instruction form for voting, and you must follow the voting instructions you receive from that institution. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure all of your shares will be voted. Only proxy cards that have been signed, dated and timely returned will be counted in the quorum and voted.

If the enclosed proxy card is properly signed and returned to us, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board under Proposal One unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposal Two and FOR the approval of Proposal Three described in the Notice and this proxy statement.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any stockholder of his or her intent to present a stockholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our corporate Secretary at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Simply attending the meeting will not, by itself, revoke your proxy. If your shares are held in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. In the absence of a legal proxy issued by the record holder of your shares, your vote in person at the Annual Meeting will not be effective. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on routine matters; the election of directors and the approval of the amendment to the 2007 Omnibus Incentive Plan are not routine matters, but the ratification of the appointment of OUM & Co. LLP as our independent registered public accounting firm is a routine matter.

Voting by Telephone or through the Internet

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

Solicitation

NovaBay will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional solicitation material furnished to the stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

At the discretion of management, we may retain a professional firm of proxy solicitors to assist in the solicitation of proxies, although we do not currently expect to retain such a firm.

Results of the Voting at the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a classified board of directors consisting of three (3) classes of directors, each serving staggered three (3)-year terms. As a result, a portion of our Board will be elected each year. Our Board currently consists of eight (8) persons. Mr. Cashion, Mr. Wicks and Dr. McPherson have been designated Class II directors whose terms expire at this Annual Meeting.  Mr. Freiman, Ms. Maderis and Dr. Najafi have been designated Class III directors whose terms expire at the 2013 Annual Meeting of Stockholders. Dr. Dailley and Mr. Tufts have been designated Class I directors whose terms expire at the 2014 Annual Meeting of Stockholders.  The class whose term of office expires at this Annual Meeting currently consists of three (3) directors.

Upon the recommendation of our Nominating and Corporate Governance Committee, our Board selected and approved Mr. Cashion, Dr. McPherson and Mr. Wicks as nominees for election in the class being elected at this Annual Meeting to serve for a term of three (3) years, expiring at the 2015 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal. Each of the current nominees was elected to the Board by our stockholders.

Each nominee for election is currently a member of our Board and has agreed to serve if elected. Management has no reason to believe any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Stockholder Approval

The three (3) nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors.

Recommendation of Our Board of Directors

For the reasons described in this Proxy Statement, our Board of Directors recommends unanimously that you vote “FOR” the Class II director nominees listed below.

 Directors and Nominees

The names of our directors and nominees, their ages and positions with us as of March 31, 2012, and biographical information about them, are as follows:

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	53	Chairman of the Board, Chief Executive Officer and President
Charles J. Cashion(2)	61	Director
Anthony Dailley, D.D.S.(6)(7)	57	Director
Paul E. Freiman(5)(6)	77	Director
Gail Maderis (5)(6)	54	Director
T. Alex McPherson, M.D., Ph.D.(1)(4)	73	Director
Robert R. Tufts(5)(7)	78	Director
Tony D.S. Wicks(3)	73	Director

(1)	Lead Independent Director
(2)	Chairman of the Audit Committee
(3)	Chairman of the Compensation Committee
(4)	Chairman of the Nominating and Corporate Governance Committee
(5)	Member of the Audit Committee.
(6)	Member of the Compensation Committee.
(7)	Member of the Nominating and Corporate Governance Committee.

Class II Director Nominees

 Charles J. Cashion, M.B.A. has served as a director since November 2005. Mr. Cashion currently serves as the Senior Vice President and Chief Financial Officer of Conatus Pharmaceuticals Inc., a biotechnology start-up company focused in the areas of inflammation and liver disease, which he co-founded with other senior management of Idun Pharmaceuticals, Inc. following the sale of Idun to Pfizer, Inc. in July 2005. From 2001 to July 2005, Mr. Cashion was the Executive Vice President, Chief Financial Officer and Secretary of Idun. Mr. Cashion’s prior experience also includes serving as the Senior Vice President, Chief Financial Officer and Secretary of Quidel Corporation, a publicly owned, medical diagnostics company, and as the Senior Vice President, Finance, Chief Financial Officer, Secretary, and Treasurer of The Immune Response Corporation, a publicly owned biopharmaceutical company. Mr. Cashion currently serves as a member of the Board of Directors of Ridge Diagnostics, Inc., La Jolla Institute for Allergy & Immunology and iDiverse Inc.  Mr. Cashion received his B.S. in accounting and an M.B.A. in finance from Northern Illinois University. The Board believes Mr. Cashion’s extensive knowledge of finance and accounting and his experience as a chief financial officer bring valuable skills and expertise to the Board.

 T. Alex McPherson, M.D., Ph.D. ICD.D has served as a director of NovaBay Pharmaceuticals, Inc. since July 2006 and was appointed as the Lead Independent Director on January 1, 2010.  Dr. McPherson was president and chief executive officer of Biomira, Inc., a biotechnology company specializing in the development of products for the treatment of cancer, from 1991 until his retirement in May 2006. Biomira was recently renamed Oncothyreon and reincorporated in the U.S. (NASDAQ: ONTY). He is a Fellow of the Australasian, Canadian and American Colleges of Physicians and is a past President of both the Alberta and Canadian Medical Associations. Dr. McPherson is currently a Professor Emeritus in the Faculty of Medicine of the University of Alberta, and was Deputy Minister of the Alberta Ministry of Hospitals and Medical Care and the Deputy Commissioner and Executive Director of the Premier’s Commission on Future Health Care for Albertans (The Rainbow Report). He also served on the board of directors of Carrington Laboratories, Inc. until 2009. Dr. McPherson currently serves as Lead Director of Clean Keys, Inc., IR2DX, Inc., and the Chairman of the Edmonton Chapter of the Institute of Corporate Directors (ICD) of Canada.  Dr. McPherson received his M.D. in medicine from the University of Alberta and his Ph.D. from the University of Melbourne. The Board believes Dr. McPherson’s medical background, international industry expertise and his experience in public service bring valuable skills to the Board.

 Tony D.S. Wicks has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. He also served as a director of NovaCal Pharmaceuticals, LLC (“NovaCal LLC”) from March 2001 to May 2002. Mr. Wicks was the chief executive officer of American Resource Corporation, Inc., a public company in the mining industry with activities in North and South America from 1986 to 1995.  Prior to that, he was a managing director and board member of London-based companies Guthrie Corporation PLC, GPG International PLC (part of the Guinness group) and United City Merchants PLC. Since 1995, Mr. Wicks has been pursuing private investments, venture work and participating in property investments. Mr. Wicks received his H.N.C. in electrical engineering from Essex Polytechnic and is a member of the American Institute of Electrical and Electronic Engineers. The Board believes Mr. Wicks’ chief executive officer experience brings valuable leadership skills and managerial expertise to the Board. In addition, due to his Board service since 2001, Mr. Wicks has extensive historical knowledge about NovaBay and provides valuable Board continuity.

 Directors Whose Terms Continue

Class III Directors -– Terms Expiring at the 2013 Annual Meeting

 Paul E. Freiman,  has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. He also served as a director of NovaCal LLC from May 2001 to May 2002. Since January 2009, Mr. Freiman has been an independent pharmaceutical professional and consultant. Mr. Freiman’s prior experience includes serving as the president and chief executive officer of Neurobiological Technologies, Inc. (OTC: NTII) and a member of its board of directors from April 1997 until December 2008. Mr. Freiman’s prior experience also includes serving as the former chairman and chief executive officer of Syntex Corporation from 1990 to 1995, which was sold to The Roche Group for $5.3 billion during his tenure. He is credited with much of the marketing success of Syntex's lead product, Naprosyn, and was responsible for moving the product to over-the-counter status, marketed as Aleve. Mr. Freiman served as chairman of Penwest Pharmaceutical Co. (NASDAQ: PPCO) until 2010, currently serves on the board of directors of Otsuka American Pharmaceuticals, Inc. and Otsuka America, Inc., and served on the board of directors of NeoPharm, Inc. (NASDAQCM: NEOL) until 2010 and Calypte Biomedical Corporation (OTC: CBMC) until September 2009. Mr. Freiman received a B.S. in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.  The Board considers Mr. Freiman’s experience guiding Syntex through an acquisition to be an asset to the Board and believes that Mr. Freiman’s prior experiences as a chief executive officer of pharmaceutical companies gives him operational and industry expertise and leadership skills that are important to our Board. In addition, having spent nearly nine years as one of our directors, Mr. Freiman has extensive historical knowledge about NovaBay and provides valuable Board continuity.

            Gail Maderis has served as a director of NovaBay Pharmaceuticals, Inc. since October 2010.  She currently serves as President and CEO of BayBio, an independent, non-profit trade association serving the life sciences industry in Northern California. Ms. Maderis was previously President and CEO of Five Prime Therapeutics, Inc., a biotechnology company focused on the discovery and development of innovative protein and antibody drugs, and prior to that, held general management positions at Genzyme Corporation, including founder and president of Genzyme Molecular Oncology, a publicly traded division of Genzyme, and corporate vice president of Genzyme Corporation. Ms. Maderis has been a member of several private company boards, and currently serves on the Board of Opexa Therapeutics, Inc (NASDAQ: OPXA). Ms. Maderis received a B.S. degree in business from the University of California at Berkeley and an M.B.A. from Harvard Business School.  The Board considers Ms. Maderis’ prior experience as CEO of FivePrime Therapeutics, Inc. and as President of Genzyme Corporation gives her operational and industry experience and leadership skills, and through her experience, she has acquired an extensive network of contacts related to financing, partnering and support services for the industry, that are important to our Board.  In addition, the Board believes Ms. Maderis’ experience as CEO of BayBio to be an asset to the Board; as CEO of BayBio, Ms. Maderis has visibility into business and policy trends that impact the biopharma industry.

Ramin (“Ron”) Najafi, Ph.D. has served as the chairman of the board and president since July 2002, and as the chief executive officer of NovaBay Pharmaceuticals, Inc. since November 2004. Prior to joining us, from January 2000 to June 2002, Dr. Najafi served in various management positions with NovaCal LLC, including as chairman of the board from January 2000 to June 2002, as president and chief scientific officer from February 2002 to June 2002 and as chief executive officer from January 2000 to February 2002. Dr. Najafi received his B.S. and M.S. degrees in chemistry from the University of San Francisco and a Ph.D. in organic chemistry from the University of California at Davis. Prior to joining NovaBay, Dr. Najafi held senior management and leadership roles at companies including Applied Biosystems, Rhone Poulenc Rorer (now Sanofi-Aventis), Aldrich Chemical and California Pacific Labs, Inc. where he was president and chief executive officer. The Board believes Dr. Najafi’s historical knowledge of NovaBay, his senior management experience and his scientific expertise bring valuable leadership skills and industry expertise to the Board.

Class I Directors – Terms Expiring at the 2014 Annual Meeting

Anthony Dailley, D.D.S. has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. Dr. Dailley has been involved in a number of start-up companies, including serving as a director of NovaCal LLC from January 2000 to May 2002. Dr. Dailley currently serves as the president of Breathcare, a specialty dental practice which he founded in 2000. From 1995 to 2000, he was the treasurer and a member of the board of directors of Indicator Technologies, Inc., a medical device company in California, and from 1985 to 1986 was a co-owner of 1-800-DENTIST, a dentist referral service he co-founded. Dr. Dailley received his B.S. in cell and molecular biology from San Francisco State University and his dental degree from the University of the Pacific School of Dentistry in San Francisco, where he also taught for a number of years. The Board believes Dr. Dailley’s more than 14 years of management experience in the health, fitness and wellness industry brings valuable industry expertise to the Board.

Robert R. Tufts, Esq. has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. He also served as a director of NovaCal LLC from February 2001 to May 2002. Mr. Tufts is a founding law partner of Tufts Stephenson & Kasper, LLP, which he formed in April 1999, and was formerly a partner with Jackson Tufts Cole and Black, LLP for over 35 years. He specializes in corporate representation for start-up and emerging businesses, business financings, mergers and acquisitions, and in corporate taxation. Mr. Tufts received his B.A. in history from New York University and received his law degree from Harvard Law School. Mr. Tufts was a legal advisor to NovaBay from 2002 to 2007 and is the author of various legal publications. He specializes in corporate representation of start-up and emerging businesses, corporate financing, mergers and acquisitions and corporate taxation. The Board believes Mr. Tufts’ experience in corporate law and corporate governance brings valuable expertise to the Board.

Family Relationships

There are no family relationships among any of our directors, executive officers or director nominees.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at www.novabaypharma.com. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics and Business Conduct required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”), at the same location on our website.

Director Independence

Our Board has determined that each of its members, other than Dr. Najafi, our chief executive officer, satisfies the requirements for “independence” as defined in the NYSE Amex Company Guide.

Board Committees and Meetings

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Corporate Governance section of our website at www.novabaypharma.com.

During the year ended December 31, 2011, the Board and the various committees of the Board held the following number of meetings: Board of Directors—nine; Audit Committee—four; Compensation Committee—five; and Nominating and Corporate Governance Committee—five. During 2011, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors while he or she was serving on such committee.

During most of the regularly scheduled Board meeting, the independent directors met in executive session. These executive session meetings are chaired by the lead director. Following each such meeting, the lead director has a discussion with Dr. Najafi, the Chairman of the Board and the Chief Executive Officer, regarding the executive session meeting.  The lead director establishes the agenda for each executive session meeting of independent directors, and also determines which, if any, other individuals, including members of management and independent advisors, should attend each such meeting.

 Audit Committee. Our 2011 Audit Committee consisted of Mr. Cashion, Mr. Freiman, Ms. Maderis and Mr. Tufts. Mr. Cashion is the chairman of the Audit Committee. Our Board has determined that each member of the Audit Committee is independent, as defined in the NYSE Amex Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Cashion qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The functions of this committee include:

•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	meeting with our independent auditors and with internal financial personnel regarding these matters;

•	pre-approving audit and non-audit services to be rendered by our independent auditors;

•	engaging and determining the compensation of our independent auditors and oversight of the work of our independent auditors;

•
reviewing our financial statements and periodic reports and discussing the statements and reports with our management and independent auditors, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters;

•	reviewing our financing plans and reporting recommendations to our full Board for approval and to authorize action; and

•	administering and discussing with management and our independent auditors our Code of Ethics and Business Conduct.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee. Our 2011 Compensation Committee consisted of Mr. Wicks, Dr. Freiman, Dr. Dailley, and Ms. Maderis. Mr. Wicks is the chairman of our Compensation Committee. Our Board has determined that each member of the Compensation Committee is independent, as defined in the NYSE Amex Company Guide. The functions and scope of authority of this committee include:

•
reviewing and, as it deems appropriate, recommending to our Board, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•	exercising authority under our employee benefit plans; and

•	reviewing and approving executive officer and director indemnification and insurance matters.

The Compensation Committee may delegate its authority to act to subcommittees of the Compensation Committee, as set forth in its charter, but has not done so historically.

Decisions regarding executive compensation are ultimately determined by the Board upon recommendations of the Compensation Committee, which reviews a number of factors in its decisions, including market information about the compensation of executive officers at similar-sized biotechnology companies within our geographic region, or peer group companies, and recommendations from our chief executive officer and chief financial officer. Additionally, our management subscribes to the Radford Life Science Compensation Survey (the “Compensation Survey”), from which we collect data for base salary, target annual bonuses and equity compensation for various positions at our peer group companies. The market data is used as a guide, against which the Compensation Committee evaluates the compensation of each of the named executive officers in light of the executive’s scope of responsibility, expertise and business knowledge. In 2011, the Compensation Committee engaged consultants from Radford to advise it on long-term incentives for Named Executive Officers.   The Radford consultant participated in meetings of the Compensation Committee to advise it about equity compensation matters.  The chief executive officer and chief financial officer attend all meetings of the Compensation Committee except where their respective compensation packages are being discussed and participate in Compensation Committee discussions setting compensation of other officers and employees. This process allows the Compensation Committee to set compensation at levels it believes are appropriate to retain and motivate our named executive officers.

Future decisions regarding executive compensation will continue to be the responsibility of our Compensation Committee. In 2012, the Compensation Committee plans to review the salaries of our named executive officers to evaluate the competitiveness of our executive compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate. The Compensation Committee will review Radford Consulting salary data and compare existing executive salaries with data of companies in the life sciences industry with 50 employees or less.

Outside director compensation is determined by the entire Board after review and approval by the Compensation Committee. In November 2009, the Compensation Committee requested the assistance of Radford to assess the competitiveness of its Board of Directors compensation program and to provide recommendations to better align the program with peer practices.  Radford used specific market data from the most recent proxy filings for NovaBay’s recently approved peer companies to perform this analysis.  Based on the assessment and discussion with the Compensation Committee, Radford proposed an outside director compensation program.  The Radford-proposed outside director compensation program was adopted by the Compensation Committee and approved by the Board in December 2009, effective on January 1, 2010 to continue until December 31, 2011.   The 2011 director compensation program is described under the caption “Director Compensation” below.

In December 2011, the Board, upon the recommendation of the Compensation Committee, approved a new outside director compensation program.  The new program requires the payment of the annually established compensation payable to Non-Employee Directors for their service to be in options to purchase the company’s common stock.  The decision to pay the outside directors service in stock options was made to strengthen NovaBay’s cash position.

Nominating and Corporate Governance Committee. Our 2011 Nominating and Corporate Governance Committee consisted of Dr. Dailley, Mr. Tufts and Dr. McPherson. Dr. McPherson is the chairman of our Nominating and Corporate Governance Committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in the NYSE Amex Company Guide. The functions of this committee include:

•	identifying qualified candidates to become members of our Board;

•	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	selecting candidates to fill vacancies on our Board;

•	developing and recommending to our Board our corporate governance guidelines;

•	overseeing the evaluation of our Board; and

•
reviewing and assisting the Board in developing succession plans for the Chief Executive Officer (CEO), and ensure that a qualified successor to NovaBay’s Chief Executive Officer is at all times identified, in the event of an emergency or the retirement of the Chief Executive Officer.

In connection with its recommendations regarding the composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our stockholders’ long-term interests. These factors, and others deemed appropriate by the Nominating and Corporate Governance Committee in contributing to our Board’s heterogeneity, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Nominating and Corporate Governance Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers. From time to time, the Nominating and Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. The Board strives to achieve a membership of qualified individuals with a mix of qualities that best serve the company’s needs.  Although we do not have a formal written diversity policy, the Nominating and Corporate Governance Committee consults with the Board to determine the most appropriate mix of characteristics, skills and experiences for the Board as a whole to possess at any given time, and will consider diversity in its process to the extent it deems appropriate.  For example, the Nominating and Corporate Governance Committee took into account gender diversity in its determination to recommend that Ms. Maderis be appointed to our Board in 2010.  In order to identify the best candidates for the Board’s needs, the Nominating and Corporate Governance Committee considers the following as the minimum qualifications a nominee must have:

•	Experience at a strategic or policymaking level in a business, government, non-profit or academic organization;
•	Be highly accomplished in his or her respective field, with superior credentials and recognition;
•	Be well regarded in the community and possess a long-term reputation for the highest ethical and moral standards;
•	Sufficient time and availability to devote to the affairs of the company, particularly in light of the number of boards on which the nominee may serve;
•	Be free of conflicts of interest and potential conflicts of interest, in particular with relationships with other boards; and
•	To the extent such nominee serves or has previously served on other boards, a demonstrated history of actively contributing at board meetings.

The Nominating Committee also considers industry experience or qualifications, such as generic, brand or biotech experience, general management or financial experience, and diverse experience in business, education, government, law, technology, regulatory compliance, medicine and science.  When considering candidates for election (or re-election) to the Board, the Nominating Committee considers the entirety of a candidate’s credentials and background in addition to the specific minimum qualifications outlined above.  Moreover, the members of the Nominating Committee believe that each member of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflicts of interest that interfere with his or her performance as a director.

The Nominating and Corporate Governance Committee will consider candidates for directors recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement, as described in our bylaws and are received within the timeframe required under the caption “Deadline for Receipt of Stockholder Proposals or Nominations” below.   Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (1) the name and address of each Proponent, as they appear on the corporation’s books; (2) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (3) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (4) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;  (5) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees; (6) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (7) a description of all Derivative Transactions (any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

The Nominating and Corporate Governance Committee evaluates each candidate, including Board incumbents, based on the same criteria.  After a candidate has been contacted and agrees to be considered as a nominee, the Nominating and Corporate Governance Committee will review the candidate’s resume and other credentials and evaluate the expertise and experience that the candidate would provide to the Board and the company.

Any potential candidates for director nominees, including candidates recommended by stockholders, are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Committee considers such factors as it deems appropriate given our current needs and those of our Board, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee reviews directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance. The Committee also determines whether the nominee would be independent, which determination is based upon applicable NYSE Amex listing standards and applicable SEC rules and regulations. The Committee then compiles a list of potential candidates from suggestions it may receive.  The Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates as it deems appropriate. The Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any stockholder in connection with the election of directors at the Annual Meeting. Each of the director nominees standing for election at this Annual Meeting is a current director of NovaBay.

Other Board Matters

Board Leadership Structure. Since the roles of NovaBay’s chief executive officer and chairman of the Board are assumed by one person, our Board determined that it was appropriate to have a lead independent director and, effective January 1, 2010, the Board nominated Dr. McPherson as its lead independent director. As lead independent director, Dr. McPherson presides at all Board meetings when the chairman is not present, including executive sessions of the Board’s independent directors; acts as a liaison to stockholders who request direct communication with the Board; consults with the chairman in setting the agenda for Board meetings and with the chairman and chief executive officer on matters relating to corporate governance and Board performance; and performs such other duties as the Board may delegate to him from time to time.

Board’s Role in Risk Oversight. One of the Board’s key functions is informed oversight of NovaBay’s risk management process. The Board does not have a formal risk management committee, but rather administers this oversight function through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Audit Committee is responsible for considering and discussing financial and enterprise risk exposures, including internal controls, and discusses with management, and the independent registered public accountants, our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. In addition, under our whistleblower policy, employees wishing to report concerns or complaints they have related to accounting, auditing and internal controls submit such concerns in confidence, or anonymously if desired, to an outside administrator who forwards complaints to our Audit Committee chairman. Our Audit Committee monitors the effectiveness of the whistleblower policy. Our Nominating and Corporate Governance Committee monitors the effectiveness of our compliance and ethics policies, including whether they are successful in preventing illegal or improper liability-creating conduct, and our compliance with legal and regulatory requirements.

Annual Meeting Attendance. We do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders; however, directors are encouraged to attend all such meetings. In 2011, seven of our eight directors attended the 2011 Annual Meeting of Stockholders.

Stockholder Communications to the Board

Our Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our chief executive officer (“CEO”), Ron Najafi, at 5980 Horton Street, Suite 550, Emeryville, California 94608. The name of any specific intended Board recipient should be noted in the communication. Our CEO will be responsible primarily for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.

PROPOSAL TWO:

AMENDMENT OF 2007 OMNIBUS INCENTIVE PLAN

Our Board has adopted, and our stockholders have approved, our 2007 Omnibus Incentive Plan (the “2007 Plan”), a discretionary plan designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success.  In 2008, our Board adopted, and the shareholders approved an amendment to the 2007 Plan providing for an automatic increase in the number of shares of common stock reserved for issuance under the 2007 Plan every year, beginning January 1, 2009, in an amount equal to the lesser of (a) 1,000,000 shares, (b) 4% of the total number of shares of our common stock outstanding on the last day of the preceding year, or (c) such lesser number as determined by our Board.  In March 2012, our Board adopted, subject to stockholder approval, a further amendment to the 2007 Plan providing for the elimination of the 1,000,000 maximum number of shares, so that the an automatic increase in the number of shares of common stock reserved for issuance under the 2007 Plan every year, beginning January 1, 2013, will be the lesser of (a) 4% of the total number of shares of our common stock outstanding on the last day of the preceding year, and (b) such lesser number as determined by our Board.  Our stockholders are being asked to approve this 2007 Plan, as so amended.

Our Board believes this amendment is necessary to assure that a sufficient reserve of our common stock remains continuously available under the 2007 Plan to allow us to continue to utilize equity incentives as and when necessary to attract and retain the services of key individuals essential to our long-term growth and financial success.  Equity incentives play a significant role in our efforts to remain competitive in the market for talented individuals, and we rely on such incentives as a means to attract and retain highly qualified individuals in the positions vital to our success.  In order to conserve cash, in 2011 we reduced the cash compensation of our CEO, Dr. Ron Najafi by 30% and granted Dr. Najafi a 152,673 share Restricted Stock Award (RSA) in lieu of the cash payment.  We have also converted cash compensation payments to some consultants in the form of stock grants.  Moreover, for 2012 we have converted the cash compensation of our independent Directors and most of our Scientific Advisors to stock option grants and paid bonuses to our Executive Officers for performance in 2011 in the form of stock option grants.  All these stock option and stock grants are made from our 2007 Plan.

As of March 31, 2012, there were options outstanding to purchase 9,515,269 shares of our common stock granted under the 2007 Plan and our previous equity incentive plans, and 397,624 shares of common stock available for issuance pursuant to awards to be granted under our 2007 Plan.

We are required to obtain stockholder approval of the 2007 Plan, as so amended, under the rules of the NYSE Amex.  This approval is also necessary to permit us to grant incentive stock options to employees under Section 422 of the Internal Revenue Code, as amended (the “Code”), and to ensure that compensation paid under the 2007 Plan is eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which we would otherwise claim our tax deduction, our chief executive officer and our four other most highly paid executive officers.

This proposal, and the effectiveness of the 2007 Plan, as so amended, will not affect awards already granted under the 2007 Plan or the shares currently reserved for issuance under the 2007 Plan; however, as indicated above, only 397,624 shares of common stock remain available for grant under the 2007 Plan as of March 31, 2012.  If the 2007 Plan, as so amended, is approved by our stockholders at the Annual Meeting, our stockholders may suffer further dilution upon the exercise of future awards granted under the 2007 Plan, to the extent that more shares are authorized for issuance, and are issued, under the 2007 Plan as a result of the automatic increase provision than would otherwise be without the modification of the automatic increase provision.

Summary of 2007 Omnibus Incentive Plan

The following is a summary of the principal features of the 2007 Plan and is qualified in its entirety by reference to the 2007 Plan, which is filed with the Securities and Exchange Commission as an attachment to this Proxy Statement.

Administration. The Compensation Committee of the Board has the authority to administer the 2007 Plan.  The Board may at any time appoint another committee of directors to administer the 2007 Plan provided that such committee is comprised of at least two or more independent directors.   The committee administering the 2007 Plan (the “committee”) will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2007 Plan.  Subject to the provisions of the 2007 Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award.  The committee has authority to interpret the 2007 Plan, and establish rules and regulations for the administration of the 2007 Plan.  In addition, the Board may exercise the powers of the committee at any time, but only to the extent it would not cause a loss of any benefits under Section 162(m) of the Code.

Eligible Participants. Any employee, officer, consultant, advisor or director providing services to us or any of our affiliates (including our current and future subsidiaries), who is selected by the committee, is eligible to receive an award under the 2007 Plan.  Accordingly, each of our executive officers, directors and nominees for election as a director is eligible to receive awards under the 2007 Plan.  However, any such grants will be made by the committee at its discretion.

Shares Available For Awards.  As of March 2012, an aggregate of 5,724,608 shares of our common stock have been reserved for issuance over the term of the 2007 Plan.  As described above, without the amendment being proposed in this Proposal 2, every year the number of shares reserved for issuance under the 2007 Plan increases by an amount equal to the lesser of (a) 1,000,000 shares, (b) 4% of the total number of shares of our common stock outstanding on the last day of the preceding year, or (c) such lesser number as determined by our Board.

We are seeking stockholder approval of the 2007 Plan, as amended, to eliminate the 1,000,000 maximum number of shares in the an automatic increase, so that the an automatic increase in the number of shares of common stock reserved for issuance under the 2007 Plan every year, beginning January 1, 2013, will be the lesser of (a) 4% of the total number of shares of our common stock outstanding on the last day of the preceding year, and (b) such lesser number as determined by our Board.

The shares of common stock issuable under the 2007 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we acquire.  The committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2007 Plan.

If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2007 Plan.  In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award other than an incentive stock option will be available again for award grants.

Types of Awards and Terms and Conditions.  The 2007 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units;

•	performance awards of cash, stock or property;

•	dividend equivalents; and

•	other stock grants.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2007 Plan or any other compensation plan.  Awards can be granted for no cash consideration or for cash or other consideration as determined by the committee or as required by applicable law.  Awards may provide that upon the grant or exercise thereof, the holder will receive shares of our common stock or other securities or property, or any combination of these, in a single payment or installments.  The exercise price per share under any stock option and the grant price of any SAR will be determined by the committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than 10% of our common stock.  Determinations of fair market value under the 2007 Plan will be made in accordance with methods and procedures established by the committee.  The term of awards will not be longer than 10 years, or in the case of incentive stock options, longer than 5 years with respect to holders of more than 10% of our common stock.

Stock Options.  The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the committee. The option exercise price may be payable either in cash or, at the discretion of the committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.  The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.  We receive no payment for the grant of an option.  Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares.

Stock Appreciation Rights.  The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the committee.  This type of SAR is sometimes described as a “stock only settled stock appreciation right”.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of our common stock at some future date determined by the committee. The committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2007 Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. The committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: (i) revenue; (ii) cash flow; (iii) gross profit; (iv) earnings before interest and taxes; (v) earnings before interest, taxes, depreciation and amortization; (vi) net earnings; (vii) diluted earnings per share; (viii) margins, including gross profit, operating and net income margins; (ix) returns, including return on assets, equity, investment, capital and revenue and total stockholder return; (x) stock price; (xi) economic value added; (xii) working capital; (xiii) market share; (xiv) cost reductions; (xv) workforce satisfaction and diversity goals; (xvi) employee retention; (xvii) customer satisfaction; (xviii) completion of key projects; and (ixx) strategic plan development and implementation.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in shares of our common stock, other securities or other property equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the committee. Dividend equivalents will be subject to other terms and conditions determined by the committee.

Stock Awards. The committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the committee and the 2007 Plan limitations.

Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board, the 2007 Plan will expire on the tenth anniversary of its adoption. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2007 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the committee may amend, alter or discontinue the 2007 Plan at any time, although stockholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of the NYSE Amex or any other securities exchange applicable to us, (ii) cause Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2007 Plan or (iii) cause us to be unable under the Internal Revenue Code to grant incentive stock options under the 2007 Plan.

Acceleration.  The committee may permit accelerated vesting of an award upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation.  The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the company.

Transferability of Awards.  Unless otherwise provided by the committee, awards under the 2007 Plan may only be transferred by will or by the laws of descent and distribution.

Delivery of Shares for Tax Obligation. Under the 2007 Plan, the committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2007 Plan and does not purport to be complete. This summary is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired pursuant to an award. Our ability to realize the benefit of any income tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Grant of Options and SARs.  The grant of a stock option or SAR is not expected to result in any taxable income for the recipient, and we will not be entitled to an income tax deduction.

Exercise of Options and SARs.  Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of our common stock received, and we will generally be entitled at that time to an income tax deduction for the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising a non-qualified stock option or SAR or by exercising an incentive stock option.

Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a non-qualified stock option or SAR. The optionee’s or recipient’s tax basis in those shares will be equal to the fair market value of the shares on the date of exercise, and the optionee’s or recipient’s capital gain holding period for those shares will begin on that date.

If an optionee holds a share acquired upon exercise of an incentive stock option for more than two years following the date the option was granted and more than one year following the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired upon exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date the option was exercised, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date the option was exercised, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. We will not be entitled to an income tax deduction on the disposition of a share acquired upon exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to an income tax deduction in an amount equal to the ordinary income includible in income by the optionee.

Awards Other than Options and SARs. As to other awards granted under the 2007 Plan that are payable in either cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares are received.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares become transferable or not subject to substantial risk of forfeiture.

To conform to the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other three most highly compensated executive officers (other than the chief financial officer).  However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit.  In general, to qualify as performance-based compensation under Section 162(m) of the Code, the following requirements need to be satisfied:  (1) the award must be approved by a committee consisting solely of two or more “outside directors,” (2) the award must be granted, become vested or settled, as applicable, only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, (3) the committee must certify in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (4) prior to the granting (or vesting or settlement) of the award, a majority of our stockholders must have approved the material terms of the award (including the class of employees eligible for such award, the business criteria upon which the performance goals are based, and the maximum amount, or formula used to calculate the maximum amount, payable to any participant upon attainment of the performance goal with respect to any performance period).

The 2007 Plan has been designed to permit grants of stock options and SARs issued under the 2007 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or a SAR may be exempt from the $1,000,000 deduction limit. Grants of other awards under the 2007 Plan may not so qualify for this exemption.  The 2007 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of our Board of Directors who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Section 162(m) of the Code.

Stockholder Approval

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting is required for approval of the 2007 Plan, as proposed to be amended.

Recommendation of Our Board of Directors

For the reasons described in this Proxy Statement, our Board of Directors recommends unanimously that you vote “FOR” the approval of the 2007 Omnibus Incentive Plan, as proposed to be amended.

PROPOSAL THREE:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of our Board has selected OUM & Co. LLP (“OUM”) as our independent auditors for the fiscal year ending December 31, 2012. We are asking the stockholders to ratify the selection by the Audit Committee of OUM as our independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2012 and to perform other appropriate services. Stockholder ratification of the selection of OUM as our independent auditors is not required by our bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee feels that such a change would be in our best interests and our stockholders’ best interests.

A representative of OUM is expected to be present at the Annual Meeting and will have the opportunity to make a brief presentation to the stockholders if he or she so desires and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed to us for the fiscal years ended December 31, 2010 and 2011 by OUM , our independent registered public accounting firm for such years:

	2011	2010
Audit Fees	$114,467	$88,045
Audit-Related Fees	―	―
Tax Fees	―	―
All Other Fees	―	―
Total Fees	$114,467	$88,045
Audit Fees. Audit fees consisted of fees billed by OUM for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comfort letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All engagements for services by OUM or other independent registered public accountants are subject to prior approval by the Audit Committee; however, de minimis non-audit services instead may be approved in accordance with applicable SEC rules. The Audit Committee approved all services provided by OUM for the fiscal years ended December 31, 2010 and 2011.

 Stockholder Approval

To approve the ratification of the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, “FOR” votes must be obtained from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as “AGAINST” votes.

Change in Independent Registered Public Accounting Firm
Previous Independent Registered Public Accounting Firm

On April 2, 2010, NovaBay notified its independent registered public accounting firm, Davidson & Company LLP, of its decision to dismiss Davidson & Company LLP as NovaBay’s independent registered public accounting firm effective as of April 1, 2010. The decision to change independent registered public accounting firms was approved by NovaBay’s Audit Committee in an action by unanimous written consent dated April 1, 2010.

The reports of Davidson & Company LLP on NovaBay’s financial statements as of and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008 and through April 1, 2010, the date of Davidson & Company LLP’s dismissal, there were no disagreements with Davidson & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson & Company LLP, would have caused Davidson & Company LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such period.

During the years ended December 31, 2009 and 2008, and through April 1, 2010, the date of Davidson & Company LLP’s dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

New Independent Registered Public Accounting Firm

On April 2, 2010, NovaBay engaged OUM as its new independent registered public accounting firm, effective immediately. The decision to engage OUM as NovaBay’s independent registered public accounting firm was approved by NovaBay’s Audit Committee in an action by unanimous written consent dated April 1, 2010. During the years ended December 31, 2009 and 2008, and through April 2, 2010, the date of OUM’s engagement, NovaBay did not consult with OUM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Recommendation of Our Board of Directors

Our Board of Directors recommends unanimously that you vote “FOR” the ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements of NovaBay Pharmaceuticals, Inc. for the fiscal year ended December 31, 2011 included in the Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of NovaBay for the fiscal year ended December 31, 2011 with NovaBay’s management. The Audit Committee has discussed with NovaBay’s independent registered public accounting firm, OUM & Co. LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from OUM & Co. LLP required by applicable requirements of the PCAOB regarding OUM &Co. LLP’s communications with the Audit Committee concerning independence, and has discussed with OUM &Co. LLP the independence of OUM &Co. LLP.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to NovaBay’s Board of Directors that the audited financial statements be included in NovaBay’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Charles J. Cashion Paul E. Freiman Gail Maderis Robert R. Tufts

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information regarding our executive officers as of March 31, 2012.

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	53	Chairman of the Board, Chief Executive Officer and President
Thomas J. Paulson. M.B.A	65	Chief Financial Officer, Secretary and Treasurer
Behzad Khosrovi, M.A., Ph.D	68	Chief Alliance Officer and SVP for Product Development
Roy Wu, M.B.A.	58	Senior Vice President, Business & Corporate Development
David W. Stroman	67	Senior Vice President, Ophthalmic Product Development

The following is certain biographical information regarding our executive officers. The biography of Dr. Najafi appears earlier in this proxy statement. See “Directors and Nominees” in Proposal One above.

Thomas J. Paulson, M.B.A. has served as our chief financial officer, secretary and treasurer since January 2008. Prior to joining NovaBay, Mr. Paulson was a partner at Tatum LLC, an executive services and consulting firm which he joined in April 2007, where his job was focused primarily on business development, and the president and chief executive officer of The Paulson Group, a management consulting company whose clients included high-technology and biotechnology companies, which he founded in February 2006 and was responsible for all aspects of its business. Tatum is a management consulting firm providing “C” level interim professionals to private and public companies.  Immediately prior to forming the consulting firm, Mr. Paulson was vice president-finance, chief financial officer and secretary of Avigen, Inc., then a publicly traded biopharmaceutical company focused on unique and small molecule therapeutics and biologics, from 1996 to January 2006. As Avigen’s chief financial officer, Mr. Paulson was responsible for managing a staff of ten (10) people and oversaw the finance, accounting and human resources department. He also was a member of Avigen’s executive committee. From 1989 to 1994, Mr. Paulson served as chief financial officer, secretary and treasurer of Neurogen Corporation, a publicly traded development stage biotechnology company and held senior management positions at Ciba-Corning Diagnostics, Quidel Corporation and Abbot Laboratories. Mr. Paulson received a B.A. in Business Administration from Loyola University in Chicago and an M.B.A. from the University of Chicago.

Behzad Khosrovi, M.A., Ph.D. has served as our chief alliance officer and senior vice president for product development since September 2009 and as our vice president, research & development from November 2003 to August 2009. Prior to joining NovaBay, Dr. Khosrovi was an independent consultant for various biotechnology companies from 1998 to 2002.  Dr. Khosrovi’s experience also includes serving as vice president of product development for Neurobiological Technologies, Inc. from 1992 to 1998.  He has also held various roles in escalating responsibility at Cetus Corp. from 1976 to 1990, where he was ultimately vice president of product development.  Dr. Khosrovi received an M.A. in natural science from Cambridge University and a Ph.D. in applied microbiology and biochemical engineering from Manchester University.

Roy Wu, M.B.A. has served as our senior vice president for business and corporate development since July 2009. Prior to joining NovaBay, Mr. Wu was the vice president of business development at Genelabs Technologies, Inc. from 2001 to 2009, where he was responsible for all business development and licensing activities, including search, evaluation, and contract negotiations for all in- and out-license transactions, as well as alliance management and assisting in corporate financing activities. At Genelabs, Mr. Wu completed numerous licensing agreements and research collaborations with companies including Novartis, Gilead Sciences, Tanabe Seiyaku and Affymetrix.  Mr. Wu’s prior experience also includes serving as the vice president of Kissei Pharma USA Inc., from 1999 to 2001, where he also was responsible for clinical development, regulatory affairs and business development, director of business development at Quintiles-BRI from 1995 to 1997 and 16 years at Syntex Corporation (“Syntex”), where he started as a chemist and was consistently promoted until he became the director of research & development and program planning & management, Japan. Mr. Wu received an M.B.A. in international finance from the University of San Francisco, School of Business and a B.A. in biology from the University of San Francisco.

David W. Stroman, Ph.D. has served as our senior vice president, ophthalmic product development, since October 2011.  Dr. Stroman brings over forty years of pharmaceutical and biotechnology industry to NovaBay, including thirty years of which in the discovery and development of anti-infectives. Prior to joining NovaBay, Dr. Stroman served in various positions at Alcon for 21 years, most recently as Therapeutic Unit Head for Anti-Infectives until his retirement on August 15, 2011. In that position, Dr. Stroman was responsible for for setting the strategy and leading all aspects of development of anti-infectives for ocular and otic infections.  Dr Stroman joined Alcon in 1990 to create and lead the Anti-Infective program, and his work was instrumental in achieving extensive label claims compared to competitors for numerous products. Dr. Stroman’s prior experience also includes serving in the Infectious Disease Research Unit of The Upjohn Company in Michigan, and in leading the Biotechnology Unit at Phillips Petroleum Company and its joint ventures with The Salk Institute, Bissendorf Peptide, GmbH, and Baylor College of Medicine. Dr. Stroman received his Ph.D. in Biochemistry and Molecular Biology from the University of Oklahoma Medical School, and a B.S. in Chemistry, with a minor in Mathematics from Bethany Nazarene College, now Southern Nazarene University.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2010 and 2011 by (i) our chief executive officer, (ii) our chief financial officer , and (iii) our chief alliance officer and senior vice president, for product development, each of whom were serving as executive officers in 2011. The officers listed below are collectively referred to as the “Named Executive Officers” in this proxy statement.

Name	Fiscal Year	Salary	Bonus	Option/Stock Awards $	All Other Compensation $(2)	Total
Ramin (“Ron”) Najafi, Ph.D.	2011	366,412(3)	$97,097(4)	$114,297(1)	$2,896	$614,141
Chairman, CEO and	2010	$336,324	56,298	$185,900(1)	$26,899	$605,421
President

Thomas J. Paulson, M.B.A.	2011	$257,313	$54,961(4)	$85,942(1)	$11,002	$354,257
Chief Financial Officer, Secretary and Treasurer	2010	$256,094	$32,018	$100,100(1)	$5,741	$393,953

Behzad Khosrovi, M.A., Ph.D.	2011	$244,961	$52,323(4)	$52,927(1)	$10,438	$308,326
Chief Alliance Officer	2010	$243,800	$30,721	$57,200(1)	$16,443	$348,164
and SVP for Product Development

(1)
These amounts are not cash compensation, but represent the aggregate fair value of stock option grants and restricted stock units received by our Named Executive Officers. The value of the stock option/stock grant award to Dr. Najafi, includes 6,870 which is the incremental value of the RSA over the amount of salary foregone by Dr. Najafi from October 1, 2011 to December 31, 2011.  The aggregate fair value is computed in accordance with FASB ASC Topic 718.  See Note 10 to our consolidated financial statements in our annual report for the year ended December 31, 2011 (the “Annual Report”) regarding assumptions underlying valuation of equity awards.

(2)	These amounts represent cash compensation for accrued and unused vacation leave entitlements and life insurance payments premiums.

(3)
Includes $27,481, which is 30% of Dr. Najafi’s salary from October 1 to December 31, 2012 which was paid in Restricted Stock Awards (RSA) pursuant to the amended employment agreement between the company and Dr. Najafi.  The payment of 30% of Dr. Najafi’s compensation in RSA in lieu of cash was made to improve the cash position of the company.

(4)
This amount is non-cash compensation and represents the value, calculated as set forth in footnote (1) above,  of an option granted as a bonus for services rendered in 2011.  The Compensation Committee may award an additional amount of bonus for services rendered in 2011, but the determination to do so has not yet been made.

In 2010 and 2011, our Named Executive Officers were awarded stock options under our 2007 Omnibus Incentive Plan at an exercise price per share equal to the closing sales price of our common stock on the NYSE Amex on the date of the grant. These options are not exercisable until vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon the completion of three (3) months beginning the first anniversary date (November 15, 2012 with respect to the options granted in 2011).  In 2010, Dr. Najafi, was granted an  option to purchase 130,000 shares, and each of Dr. Khosrovi and Mr. Paulson were granted an option to purchase 40,000 shares.  In 2011, Dr. Najafi was granted an option to purchase 70,000 shares, and Dr. Khosrovi and Mr. Paulson were granted options to purchase 70,000 and 56,000 shares, respectively.  Also, on October 27, 2011, Dr. Najafi and Mr. Paulson were each awarded Restricted Stock Units (RSUs) of 50,000 and 40,000 respectively, under our 2007 Omnibus Incentive Plan. These RSUs vest in four equal annual installments (25% of the shares vest on each anniversary date, for four years), subject to vesting termination as set forth in the company’s standard form of RSU agreement and/or the Plan.  The numbers of shares subject to those grants are set forth in the table below under “Outstanding Equity Awards at Fiscal Year-End” with option expiration dates in 2020 for grants made in 2010, and option expiration dates in 2021 for grants made in 2011.

As part of the company’s “cash conservation” strategy, on September 29, 2011, Dr. Najafi’s employment agreement was amended to provide for a 30% reduction of Dr. Najafi’s cash compensation for one year, from October 1, 2011 to September 30, 2012, equivalent to $109,924.   Pursuant to such amendment, Dr. Najafi was granted 152,673 shares of restricted stock under our 2007 Omnibus Incentive Plan.  The 152,673 shares equals the aggregate dollar amount of cash reduction in salary, plus a premium equivalent of 25%, divided by $0.90, the Fair Market Value (FMV) of the NovaBay common stock on September 29, 2011, the date of the grant. The shares are subject to a right of repurchase and will fully vest 18 months from date of grant.

2011 Bonus Incentives

The Board upon the recommendation of the Compensation Committee, established bonus payments for the 2011 fiscal year to be paid to the Named Executive Officers with respect to the performance of NovaBay and such officers for the fiscal year ended December 31, 2011.  The bonus payments were based on the subjective assessment by the Compensation Committee of the achievement of NovaBay’s corporate performance objectives for 2011 and, for the Named Executive Officers other than Dr. Najafi, individual performance goals for 2011. The Compensation Committee applied the criteria previously established by the Compensation Committee for the company’s 2010 Bonus Structure (as described below under the 2010 Cash Bonus Incentive Section), and determined that a company performance achievement of 72.8% should be applied to the preestablished target bonuses for the executive officers.  The Compensation Committee and the Board determined that Mr. Paulson achieved 100% of the individual component of his target bonus consisting of  increase cash reserves through excellent financial management and successful management of investor and public relations; and that Dr. Khosrovi achieved 100% of the individual component of his target bonus consisting of management of relationships with major partner Galderma S.A., ensuring initiating of the manufacturing of the validation batches of NovaBay’s product NeutroPhase and ensuring  priority and initiating studies in 2011 for urinary catheter blockage and encrustation (UCBE).

The amount and timing of award payments is at the discretion of the Compensation Committee, and the Compensation Committee can modify the amount of the bonus pool at its discretion, and may defer or cancel awards at its discretion.

Given the large expenses anticipated in 2012, the Compensation Committee, with the support of management, determined to grant the Named Executive Officers 70% of the calculated bonuses in stock options in lieu of cash.  The Compensation Committee then determined to increase the size of the option award by 30% , as it determined to pay only 70% of the bonus amount now, and in stock options in lieu of cash, and for the fact that the remaining bonus was not certain to be paid.  The Compensation Committee granted stock options to each Named Executive Officer with a Black-Scholes value, using the stock price on February 17, 2012.  The stock options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, and the options will vest in four-equal installments: 25% each on March 30, 2012, June 30, 2012, September 30, 2012 and December 30, 2012.

The remaining 30% of the bonus will be paid later in the year or early in the following year, either in the form of stock options or cash, as determined by the Compensation Committee.   The Compensation Committee may defer to modify or cancel the awards at its discretion.

2010 Cash Bonus Incentives

The Board upon the recommendation of the Compensation Committee, established cash bonus payments for the 2010 fiscal year to be paid to the Named Executive Officers with respect to the performance of NovaBay and such officers for the fiscal year ended December 31, 2010.  The bonus payments were based on the subjective assessment by the Compensation Committee of the achievement of NovaBay’s corporate performance objectives for 2010 and, for the Named Executive Officers other than Dr. Najafi, individual performance goals for 2010. For Dr. Najafi, the 2010 bonus was intended to be calculated as 40% of base salary multiplied by corporate performance.  For each of Mr. Paulson and Dr. Khosrovi, the 2010 bonus was intended to be calculated as 30% of base salary multiplied by the sum of (a) 0.8 x Corporate Performance)  plus (b) 0.2 x Individual Performance Multiplier.

“Corporate Performance” is the percentage determined by adding corporate performance against established goals with respect to research and development (50%), alliance management (25%), new partnerships (15%), and financial performance (10%).  Within each category set forth above:  if a minimum “threshold” is not achieved with respect to the category, 0% of the percentage with respect to that category is assigned; if a minimum “threshold” is achieved with respect to the category, 50% of the percentage with respect to that category is assigned;  if the “target” performance is achieved with respect to the category, 100% of the percentage with respect to that category is assigned; and if “stretch” performance is achieved with respect to the category, 125% of the percentage with respect to that category is assigned.  The resulting percentages are then added together which results in the Corporate Performance value.  The Corporate performance for 2010 was determined to be 80%.

“Individual Performance Multiplier” is the percentage determined by the assessment of individual performance, the results of which will result in an Individual Performance Multiplier of 125% (outstanding performance, exceeding objectives), 100% (excellent performance, meeting or exceeding objectives), 75% (acceptable performance, meeting most objectives) or 0% (less than acceptable performance).

The amount and timing of award payments is at the discretion of the Compensation Committee, and the Compensation Committee can modify the amount of the bonus pool at its discretion, and may defer or cancel awards at its discretion.

The Compensation Committee and the Board determined that Mr. Paulson achieved 112% of the individual component of his target bonus consisting of  increase cash reserves through excellent financial management, and successful management of investor and public relations; and that Dr. Khosrovi achieved 112%% of the individual component of his target bonus consisting of management of relationships with major partners, Alcon Inc. and Galderma S.A., and ensuring  priority and initiating studies in 2010 for urinary catheter blockage and encrustation (UCBE). Given the large expenses anticipated in 2011, the Compensation Committee, with the support of management, determined to grant bonuses at 35% of the calculated bonuses.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2011. Stock options were granted pursuant to our 2002 Stock Option Plan (“2002 Plan”) and 2005 Stock Option Plan (“2005 Plan”) prior to our initial public offering in October 2007 and pursuant to our 2007 Plan thereafter. All options granted under our 2002 Plan and 2005 Plan were immediately exercisable and, except as otherwise noted below, vest as to 25% of the shares underlying the grant on the first anniversary of the grant date, with the remainder vesting in 12 equal quarterly installments thereafter over the three year period following the first anniversary of the date of grant. The options granted under our 2007 Plan are not exercisable until they have vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon the completion of three (3) months beginning the first anniversary of the grant date.  The RSA granted to Dr. Najafi in September 2011 fully vests in 18 months from October 1, 2011 and the RSUs granted to Dr. Najafi and Mr. Paulson vest in four equal annual installments (25% of the shares vest on each of October 27, 2012, October 27, 2013, October 27, 2014 and October 27, 2015).

			Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Securities That Have Not Vested (#)		Market Value of Securities That Have Not Vested ($)
Ramin (“Ron”) Najafi, Ph.D.	125,000	(2)	―		$3.56	12/13/17
	52,813	(5)	12,187	(5)	$1.95	09/05/18
	53,763	(8)	24,437	(8)	$1.56	01/28/19
	25,000	(11)	25,000	(11)	$1.75	10/06/19
	32,500	(14)	97,500	(14)	$1.885	11/15/20
							152,673	(17)	$130,535	(17)
	0	(18)	70,000	(18)	$1.09	10/27/21	50,000	(18)	$54,500	(18)

Thomas J. Paulson	187,500	(3)	12,500	(3)	$3.80	01/13/18
	36,075	(6)	8,325	(6)	$1.95	09/05/18
	18,288	(9)	8,312	(9)	$1.56	01/28/19
	19,050	(12)	19,050	(12)	$1.75	10/06/19
	17,500	(15)	52,500	(15)	$1.885	11/15/20
	0	(19)	56,000	(19)	$1.09	10/27/21	40,000	(19)	$43,600	(19)

Behzad Khosrovi, Ph.D.	200,000	(1)	―		$0.30	01/29/14
	37,500	(4)	―		$3.56	12/13/17
	28,763	(7)	6,637	(7)	$1.95	09/05/18
	14,644	(10)	6,656	(10)	$1.56	01/28/19
	15,000	(13)	15,000	(13)	$1.75	10/06/19
	10,000	(16)	30,000	(16)	$1.885	11/15/20
	0	(20)	70,000	(20)	$1.09	10/27/21

(1)
In December 2003, Dr. Khosrovi was granted an option to purchase an aggregate of 200,000 shares of our common stock. 25,000 shares subject to such option were fully vested as of the date of grant. The remaining shares were to vest upon reaching certain company milestones, including full vesting upon the completion of our initial public offering. The option was fully vested as of December 31, 2009.

(2)
In December 2007, Dr. Najafi was granted an option to purchase an aggregate of 125,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 13, 2008.

(3)
In January 2008, Mr. Paulson was granted an option to purchase 200,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon each three-month anniversary of the grant date of January 14, 2009.

(4)
In December 2007, Dr. Khosrovi was granted an option to purchase an aggregate of 37,500 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 13, 2008.

(5)
In September 2008, Dr. Najafi was granted an option to purchase 65,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning September 5, 2009.

(6)
In September 2008, Mr. Paulson was granted an option to purchase 44,400 shares each of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning September 5, 2009.

(7)
In September 2008, Mr. Khosrovi was granted an option to purchase 35,400 shares each of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments at the end of each calendar quarter beginning September 5, 2009.

(8)
In January 2009, Dr. Najafi was granted an option to purchase 78,200 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning January 28, 2010.

(9)
In January 2009, Mr. Paulson was granted an option to purchase 26,600 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning January 28, 2010.

(10)
In January 2009, Dr. Khosrovi was granted an option to purchase 21,300 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning January 28, 2010.

(11)
In October 2009, Dr. Najafi was granted an option to purchase 50,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning October 6, 2010.

(12)
In October 2009, Mr. Paulson was granted an option to purchase 38,100 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning October 6, 2010.

(13)
In October 2009, Dr. Khosrovi was granted an option to purchase 30,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning October 6, 2010.

(14)
In November, 2010, Dr. Najafi was granted an option to purchase 130,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning November 15, 2011.

(15)
In November, 2010, Mr. Paulson was granted an option to purchase 70,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning November 15, 2011.

(16)
In November, 2010, Dr. Khosrovi was granted an option to purchase 40,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning November 15, 2011.

(17)
In September, 2011, Dr. Najafi’s employment agreement was amended to provide for a thirty percent 30% reduction of Dr. Najafi’s salary for one year from October 1, 2011 to September 30, 2012. In connection with the amendment, Dr. Najafi was granted 152,673 shares of restricted stock, in lieu of his cash compensation. The shares are subject to a right of repurchase and will vest 18 months from date of grant.

(18)
In October, 2011, the company granted refresh grants to all employees and the employees were given the choice of electing to receive refresh grants in form of either RSAs/RSUs or stock options, or combination thereof. Dr. Najafi was granted an option to purchase 70,000 shares of our common stock and 50,000 RSUs. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each three months beginning January 30, 2013. 25% of the RSUs will vest on the first anniversary of the date of grant, and the balance shall vest in a series of 3 equal installments upon the completion of each year beginning October 27, 2012.

(19)
In October, 2011, Mr. Paulson was granted an option to purchase 56,000 shares of our common stock and 40,000 RSUs. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each three months beginning January 30, 2013 while 25% of the RSUs vest every year commencing on October 27, 2012.

(20)
In October, 2011, Dr. Khosrovi was granted an option to purchase 70,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each three months beginning January 30, 2013.

Employment Contracts and Termination of Employment and Change of Control Arrangements

Employment Agreements During 2010 and 2011.  During 2010 and 2011, we had employment agreements with each of Mr. Paulson, Dr. Khosrovi and Dr. Najafi. Pursuant to the terms of these agreements, the annual salaries for these officers were subject to periodic adjustment at the discretion of our Board. In 2010 and 2011:  Dr. Najafi’s annual salary was $356,000 and $366,400, respectively; Mr. Paulson’s annual salary was $256,100 and 257,300, respectively; and Dr. Khosrovi’s annual salary was $243,800 and $244,960, respectively.  Each of the officers is also entitled to five weeks of vacation and to participate in all of our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the Board.  Each of these agreements provides that if the executive’s employment is terminated other than for cause, we will be required to pay him an amount equal to 12 months (18 months in the case of Dr. Najafi) salary at his salary rate as then in effect plus an amount equal to the bonus that was paid to him for his services during the previous calendar year.  Such amounts will be paid in two equal installments, the first on the first day of the seventh month after the date of termination and the second installment on the first day of the thirteenth month after the date of termination, in the case of Dr. Najafi and Dr. Khosrovi, and the amounts will be paid within approximately six to 12 months, depending on the amounts to be paid, in the case of Mr. Paulson. In the event that either officer is terminated for cause, we will be required to pay to the terminated officer a lump sum of $15,000 within 60 days of his termination.  “Cause” is defined as termination by the company, if the executive officer: (i) materially breaches, or habitually neglects, the duties either that are required to be performed under the terms specified herein or as delegated to the executive officer as provided herein; (ii) commits such acts of dishonesty, fraud, misrepresentation, or other acts of moral turpitude as would prevent the effective performance of the executive officer’s duties; (iii) is indicted or convicted of any felony or any crime involving dishonesty, or any crime which would adversely affect the reputation of the company in a material manner; (iv) intentionally damages any property, of a substantial value or nature, of the company; (v) exhibits conduct which demonstrates unfitness to serve; (vi) fails to achieve milestones and tasks, including but not limited to failure to perform, or continuing to neglect the performance of duties assigned to the executive officer, which failure or neglect will significantly and adversely affect the company’s business or business prospects; or by the executive officer, unless such termination by the executive officer is (i) reasonably attributable to the company’s treatment of the executive officer in a demeaning nature or in a manner inconsistent with the executive officer’s duties referenced in the employment agreement,(ii) subsequent to a change of control of the company, (iii) subsequent to a significant change in the responsibilities of the  executive officer, except as has been already indicated to the executive officer in writing  or (iv) because of a decision by the executive officer to retire from full-time employment and the executive officer is 65 years of age or older.

Employment Agreements During 2012. On March 26, 2012, we entered into a four-year employment agreement, effective as of January 1, 2012, with each of Mr. Paulson, Dr. Khosrovi and Dr. Najafi. Pursuant to the terms of these agreements, the annual salaries for these officers will be at least $257,313 for Mr. Paulson, $244,961 for Dr. Khosrovi and $366,412 for Dr. Najafi, subject to periodic adjustment at the discretion of our Board. On September 29, 2011, the company and Dr. Najafi agreed to modify Dr. Najafi’s Employment Agreement dated January 1, 2007, wherein Dr. Najafi’s cash compensation was reduced by 30% from October 1, 2011 to September 30, 2012 and the latter was granted RSAs in lieu of cash.  Each of the officers is also entitled to five weeks of vacation and to participate in all of our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the Board. Although, the Named Executive Officers are employed on an at-will basis, in the event Dr. Khosrovi and Mr. Paulson’s employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to 12 months salary at his salary rate as then in effect.  In the event Dr. Najafi’s employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to 18 months salary at his salary rate as then in effect. Such amounts will be paid in two equal installments, the first on the effective date of termination and the second installment on the 180th day after the date of termination.  Moreover, in the event that Mr. Paulson or Dr. Khosrovi voluntarily terminates his employment upon reaching the age of 65 or subsequent thereto, we will be required to pay him an amount equal to 12 months salary at his salary rate as then in effect.  In the event Dr. Najafi voluntarily terminates his employment upon reaching the age of 65 or subsequent thereto, we will be required to pay him an amount equal to 18 months salary at his salary rate as then in effect.  Such amounts will be paid in two equal installments, the first on the effective date of termination or separation from service and the second installment on the 180th day after the date of termination or separation from service.  The Board, on its own, shall have the discretion to pay the compensation for voluntary termination at age of 65 or over, in cash or a combination of stock or cash, provided that in no case shall the cash component be less than 25% of the total amount due.

For purposes of these agreements, “cause” is defined to be (a) termination by the company if the executive: (i) materially breaches any material terms of the agreement which has caused demonstrable injury to the company; (ii) commits willful gross acts of dishonesty, fraud, misrepresentation, or other acts of moral turpitude taken by the executive in connection with executive responsibilities as an employee and intended to result in substantial personal enrichment; (iii) is convicted of any felony or any crime involving moral turpitude resulting in either case in significant and demonstrable economic harm to the company, provided that no act or failure to act shall be considered "willful" under this definition unless he acted, or failed to act, with an absence of good faith and without a reasonable belief that his action, or failure to act, was in the best interest of the company; or (iv) fails to achieve milestones and tasks, referred to in the agreement, including but not limited to failure to perform, or continuing to neglect the performance of duties assigned to the executive, which failure or neglect will significantly and adversely affect the company’s business or business prospects and which failure is due to circumstances within the executive’s reasonable control; or (b) by the executive, unless such termination by the executive is for Constructive Termination.  "Constructive Termination" means (i) the assignment or partial assignment of any duties or responsibilities inconsistent in any respect with those customarily associated with the position or those actually provided in the agreement (including status, offices, titles and reporting requirements) to be held by the executive during his employment period, or any other action by the company that results in a diminution or other reduction or any adverse change in his position, title, authority, duties or responsibilities; (ii) any failure by the company to comply with any provision of the agreement; (iii) a relocation of his principal place of employment more than thirty-five (35) miles from its current location; (iv) any reduction in his base salary or bonus opportunity; (v) a reduction in the kind or level of his benefits to which he was entitled immediately prior to such reduction; (vi) a material reduction of the facilities and perquisites (including office space and location) or secretarial and administrative support available to him immediately prior to such reduction; (vii) the assignment of duties that are substantially inconsistent with his training, education, professional experience and the job for which he was initially hired; or (viii) the failure of any successor-in-interest to assume all of the obligations of the company under the agreement.
Director Compensation

The compensation and benefits for services as a member of our Board is determined by our Board of Directors. Directors employed by us are not compensated for service on the Board or any committee of the Board; however, we reimburse all directors for any out-of-pocket expenses incurred in connection with attending meetings of our Board and committees of our Board.

In December 2009, our Board approved a director compensation plan (the “Directors Plan”).  The Director’s Plan expired on December 31, 2011.  Under the Directors Plan, our non-employee directors receive cash and stock options, as follows:

Equity:

•
New Directors: New director grants are made in connection with the new director’s appointment to the Board. A new director receives an option to purchase up to 30,000 shares of our common stock. The shares have an exercise price equal to the closing price of our common stock on the grant date as reported by the NYSE Amex. The shares are early exercisable and  vest over four years with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining shares vesting quarterly thereafter in equal installments, subject to the director’s continuing service on our Board. The option terminates on the ten-year anniversary of the grant date.

•
Ongoing Directors: The annual grants are made to ongoing directors on the first day of the year of the grant on which the NYSE Amex is open for trading, and each such grant is an option to purchase up to 15,000 shares of our common stock. The shares have an exercise price equal to the closing price of our common stock on the grant date as reported by the NYSE Amex. The shares are early exercisable and vest in equal monthly installments over one year. The option terminates on the ten-year anniversary of the grant date. For directors who did not serve for the full fiscal year, the grant is pro-rated based on the number of months such director served as a director in the current fiscal year.

Cash:

•
Retainer: $30,000 annually, paid quarterly, subject to continuing service as a director. Prior to the beginning of any calendar year or, in the case of a new director, within 30 days from joining our Board, each director can irrevocably elect to take 25%, 50%, 75% or 100% of his or her annual retainer, or, in the case of a new director, his or her pro-rata retainer in stock options to purchase a number of shares of stock. The number of shares subject to such stock option shall be the number of shares of NovaBay stock as shall cause the fair value of the stock option calculated using the Black-Scholes model using the same methodology NovaBay has most recently used for financial reporting purposes, computed at the time the stock option is granted, to equal the amount of annual cash compensation foregone. The options are 10-year options with an exercise price equal to the closing price of NovaBay’s common stock on the grant date as reported by the NYSE Amex or, if the NYSE Amex is not open for trading on such date, on the most recent preceding date when such market is open for trading. Such stock option is early exercisable and vests in equal monthly installments over one year.

•	Other Cash Consideration: Outside directors receive additional cash consideration for service as Lead Independent Director and for service on Board committees, as described in the table below.

 The table below sets forth the amounts received or to be received pursuant to the Directors Plan, by the non-employee directors for attending meetings of the Board and of Board committees:

Board Meetings	Chairperson of Committee for Committee Meetings	All Other Members for Committee Meetings

• Annual fee of $30,000 in cash and/or options and 15,000 options. Cash compensation is payable quarterly on the first working day of the beginning of the quarter. The options are granted on the first working day of the fiscal year and vest in equal monthly installments over one year.

• Lead Independent Director & Chairman of the Audit Committee – annual cash compensation of $12,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Chairman of the Compensation Committee – annual cash compensation of $10,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Chairman of the Nominating and Corporate Governance Committee – annual cash compensation of $8,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Member of the Audit Committee – annual cash compensation of $6,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Member of the Nominating and Corporate Governance Committee and the Compensation Committee – annual cash compensation of $5,000 per year, payable quarterly on the first working day of the beginning of the quarter.

 Non-employee directors also are eligible to participate in our equity incentive plans and may be granted awards under such plans, at the discretion of our Board.

The compensation received during 2011 by each director who is not a Named Executive Officer is set forth below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Charles J. Cashion (2)	$12,000	$48,182	$60,182
Anthony Dailley (3)	40,000	18,182	58,182
Paul E. Freiman (4)	41,000	18,182	59,182
Gail Maderis (5)	11,000	48,182	59,182
T. Alex McPherson (6)	20,000	48,182	68,182
Robert R. Tufts (7)	26,000	33,182	59,182
Tony D.S. Wicks (8)	40,000	18,182	58,182

(1)
This amount is not cash compensation, but represents the aggregate fair value of stock option grants received by the board in 2011.  The aggregate fair value is computed in accordance with FASB ASC Topic 718 for the equity awards granted in 2011. See Note 10 to our consolidated financial statements in our Annual Report.

(2)	Mr. Cashion had 158,065 outstanding options at December 31, 2011.

(3)	Dr. Dailley had 106,987 outstanding options at December 31, 2011.

(4)	Mr. Freiman had 140,000 outstanding options at December 31, 2011.

(5)	Ms. Maderis had 69,749 outstanding options at December 31, 2011.

(6)	Dr. McPherson had 147,565 outstanding options at December 31, 2011.

(7)	Mr. Tufts had 63,375 outstanding options at December 31, 2011.

(8)	Mr. Wicks had 155,316 outstanding options at December 31, 2011.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of March 31, 2012 regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock;

•	each Named Executive Officer;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The percentage of shares beneficially owned is based on 28,916,562 shares of common stock outstanding as of March 31, 2012. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following March 31, 2012 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares	Percent of Class
5% Stockholders:
Kingsbrook Opportunities Master Fund LP 570 Madison Avenue, 27th Floor, New York, NY 10022	2,272,551	7.9

Executive Officers and Directors
Ramin (“Ron”) Najafi, Ph.D. (2)	3,468,165	11.9
Thomas J. Paulson M.B.A. (3)	318,026	1.1
Behzad Khosrovi, M.A., Ph.D.(4)	456,531	1.6
Gail Maderis (5)	79,128	*
Charles J. Cashion(6)	216,250	*
Anthony Dailley, D.D.S.(7)	410,842	1.4
Paul E. Freiman(8)	213,266	*
T. Alex McPherson, M.D., Ph.D.(9)	225,390	*
Robert R. Tufts(10)	411,412	1.4
Tony D.S. Wicks(11)	344,602	1.2
All directors and executive officers as a group (10 persons)(12)	6,143,612	19.9

*	Less than 1%.

(1)
The address for each director and officer of NovaBay listed is c/o NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608.  Beneficial ownership and percentage beneficial percent of class is calculated in accordance with SEC rules. A person is deemed to beneficially own shares the person has the right to acquire within 60 days.  For purposes of calculating percent of class held by a person, the shares the person has the right to acquire within 60 days are also deemed to be outstanding, but not the shares that any other persons have the right to acquire within 60 days.

(2)
Includes (i) 3,117,500 shares of common stock held by the Najafi Family Trust dated September 13, 2006, of which Dr. Najafi and his spouse are the trustees, (ii) 25,252 held directly by Dr. Najafi, and (iii) 325,413 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(3)
Includes (i) 7,500 shares held directly by Mr. Paulson and (ii) 310,526 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(4)
Includes (i) 1,000 shares held by the Behzad and Dorothy Khosrovi Revocable Trust U/A 7/13/2004, (ii) 136,000 shares of common stock held by FIDELITY MANAGEMENT TRUST CO FBO of Behzad Khosrovi, and (iii) 319,531 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(5)	Includes shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(6)
Consists of (i) 29,522 shares held by the Charles J. Cashion and Martha Diane Cashion Trust dated July 27, 1988, and (ii) 186,728 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(7)
Includes (i) 266,079 shares held by the Anthony and Terri Dailley Trust, of which Mr. Dailley and his spouse are trustees, (ii) 10,180 shares held by the Anthony Dailley DDS Profit Sharing Plan, of which Mr. Dailley is the trustee and (iii) 134,583 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(8)
Includes (i) 45,137 shares held by the Paul Freiman and Anna Mazzuchi Freiman Trust, of which Mr. Freiman and his spouse are trustees and (ii) 168,129 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(9)
Includes (i) 6,700 shares held by the McPherson Family Trust, (ii) 37,693 shares held directly by Dr. McPherson, and (iii) 180,497 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(10)
Consists of (i) 319,908 shares held by the Robert R. Tufts and Joyce A. Tufts Trust dated September 18, 1987, of which Mr. Tufts and his spouse are trustees and (ii) 91,504 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(11)
Consists of (i) 161,690 shares held by the Tony D. Wicks and Anne K. Wicks Revocable Trust, of which Mr. Wicks and his spouse are trustees and (ii) 182,912 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

(12)	Includes 1,978,501 shares of common stock issuable upon exercise of outstanding options which are exercisable as of March 31, 2012 or within 60 days after such date.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2011 with respect to shares of our common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity compensation plans approved by security holders(1)	5,146,598	$1.56	294,119
Equity compensation plans not approved by security holders(2)	152,270	$1.71	―
Total	5,440,717	$1.55	294,119
————————
1.
Consists of our 2002 Plan, 2005 Plan and 2007 Plan (collectively, the “Plans”). No additional option grants are being made under the 2002 Plan and the 2005 Plan. The 2007 Plan became effective in October 2007, and 5,724,608 shares were reserved for issuance under that plan at December 31, 2011.  An additional 1,000,000 shares were added to the 2007 Plan in March 2012 pursuant to the evergreen provisions of the plan.

2.
Consists of non-qualified stock options granted outside of our Plans as compensation for services rendered to us in connection with a private placement of our preferred stock.  These options were fully vested and exercisable upon grant and will expire in March 2015.  The exercise prices for such options range from $1.70 to $1.87.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Since December 31, 2009, there has not been any transaction, nor is there any proposed transaction, in which NovaBay was a participant, and in which a “related party” of NovaBay had or is expected to have a direct or indirect material interest, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of NovaBay’s total assets at the end of the last two completed fiscal years, that would require disclosure in this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates. During the fiscal year ended December 31, 2011, Dr. Khosrovi, Dr. Najafi, Mr. Paulson, Mr. Wu, Mr. Cashion, Dr. McPherson filed a Form 4 late for a stock option grant received.  Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended December 31, 2011, and the written representations received from the reporting persons that no other reports were required, we believe that, except as indicated in the foregoing sentence, all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2011 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all stockholders. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material. Stockholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to: Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608. The annual report on Form 10-K (including the exhibits thereto) is also available on the Securities and Exchange Commission’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF
STOCKHOLDER PROPOSALS OR NOMINATIONS

Due Date For Stockholder Proposals and Nominations For Next Year’s Annual Meeting

To be considered for inclusion in our proxy materials next year, your proposal must be submitted by January 6, 2013; however, if NovaBay’s 2013 Annual Meeting of Stockholders is not held on or between May 13, 2013 and July 12, 2013, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials.

If you wish to submit a proposal that you wish to be included in next year’s proxy materials or nominate a director, you must do so no earlier than February 12, 2013, and no later than March 14, 2013; provided, however, that in the event that the date of the 2013 Annual Meeting is held more than 30 days prior to or more than 30 days after June 12, 2013, your notice must be delivered not earlier than the close of business on the 120th day prior to the 2013 Annual Meeting and not later than the close of business on the later of the 90th day prior to the Annual Meeting or the 10th day following the day on which public announcement of the date of the Annual Meeting is first made.  Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Stockholder proposals must be in writing and should be addressed to our corporate Secretary, at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. It is recommended that stockholders submitting proposals direct them to our corporate Secretary and utilize certified mail, return receipt requested, in order to provide proof of timely receipt. The presiding officer of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or NovaBay that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future, you may (1) notify your broker or (2) direct your written request to our corporate Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608, (510) 899-8800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, NovaBay will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

DIRECTIONS TO ANNUAL MEETING LOCATION

              The Annual Meeting will be held at Hyatt House Hotel Emeryville, 5800 Shellmound Street, Emeryville, CA 94608 at 2:00 p.m. Pacific Time on Tuesday, June 12, 2012. Directions to this location are available at www.edocumentview.com/NBY (for all stockholders).

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend. The enclosed proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

By Order of the Board of Directors,

/s/ Ramin Najafi
April 26, 2012	Ramin (“Ron”) Najafi, Ph.D.
Chairman of the Board and
Chief Executive Officer

NOVABAY PHARMACEUTICALS, INC.
2007 OMNIBUS INCENTIVE PLAN
(as amended and restated on March 21, 2012)

Section 1.                      Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to continue in the Company’s employ or service and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

Section 2.                      Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)      “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)      “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)      “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)      “Board” shall mean the Board of Directors of the Company.

(e)      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)      “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director” and an “Outside Director.”

(g)      “Company” shall mean NovaBay Pharmaceuticals, Inc., a California corporation, and any successor corporation.

(h)      “Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

1

(i)      “Director” shall mean a member of the Board, including any Non-Employee Director.

(j)      “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)      “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.  An Eligible Person must be a natural person.

(l)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)           “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the American Stock Exchange, the closing price of one Share as reported on the American Stock Exchange on such date or, if the American Stock Exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

(n)      “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(o)      “Insider” shall mean (i) an insider (as defined in Section 1 of the Securities Act (Ontario)), except that a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary or an affiliate (as defined in Sections 1(2) and 1(4), respectively, of the Securities Act (Ontario)) of the Company shall not be an insider for purposes hereof, unless such director or senior officer:  (1) in the ordinary course receives or has access to information as to material facts or material changes concerning the Company before the material facts or material changes are generally disclosed, (2) is a director or senior officer of a major subsidiary (as defined in National Instrument 55-101 - Insider Reporting Exemptions) or (3) is an insider of the Company in a capacity other than as a director or senior officer of the subsidiary or affiliate of the Company; and (ii) an associate (as defined in Section 1(1) of the Securities Act (Ontario)) or affiliate of any person who is an insider by virtue of the preceding clause (i).

(p)      “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition of “Committee” only and is not intended to define such term as used elsewhere in the Plan).

(q)      “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(r)      “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(s)      “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

2

(t)      “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(u)      “Outside Director” shall mean any Director who is an “outside director” within the meaning of Section 162(m) of the Code.

(v)      “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(w)      “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(x)      “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis:  revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation.  Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.  Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events:  asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(y)      “Permanent Disability” shall mean the inability of Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

(z)      “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(aa)       “Plan” shall mean the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(bb)       “Qualified Performance Based Award” shall have the meaning set forth in Section 6(d) of the Plan.

(cc)       “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

3

(dd)       “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

(ee)      “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(ff)      “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(gg)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(hh)     “Service” shall mean the Participant’s performance of services for the Company (or any Affiliate) in the capacity of an employee, officer, consultant, independent contractor or director.

(ii)      “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(jj)      “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.                      Administration

(a)      Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Any Awards made to members of the Committee, however, should be authorized by a disinterested majority of the Board.  Subject to the express provisions of the Plan and to applicable law and other applicable stock exchange rules, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

4

(b)      Power and Authority of the Board.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, but only to the extent it would not cause a loss of any benefits under Section 162(m).

(c)      Delegation of Duties.  To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Eligible Persons other than (i) executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder.  Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 3(c) shall serve in such capacity at the pleasure of the Board or Committee that created the same.

Section 4.                      Shares Available for Awards

(a)      Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 2,000,000, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning on January 1, 2009 and ending on January 1, 2017 equal to (i) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock than provided for in Section 4(a)(i) as determined by the Board.  Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury.  Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan.  In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.  Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,000,000, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,000,000, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan.

5

(b)      Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan.  In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)      Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Notwithstanding the forgoing, any adjustments made pursuant to this Section 4(c) shall be subject to any prior approvals as may be required of any relevant stock exchanges on which the Company’s securities are then traded or any other applicable regulatory authorities.

(d)      Section 162(m) Award Limitations Under the Plan.  No Eligible Person may be granted any Award or Awards under the Plan which is intended to represent “qualified performance based compensation” with the meaning of Section 162(m) of the Code, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

Section 5.                      Eligibility

Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

6

Section 6.                      Awards

(a)      Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)           Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)           Option Term.  The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(iii)           Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.  The Committee shall have the discretion to grant Options that are exercisable for unvested Shares.  Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement.  Any repurchases must be made in compliance with the relevant provisions of California law.

(iv)           Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)           The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

7

(B)           All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)           Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)           The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E)           Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)      Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive[, as determined by the Committee, cash or] a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.  Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)      Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

8

(i)           Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)           Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(iii)           Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment  or resignation or removal as a director, as the case may be (all as determined under criteria established by the Committee), during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)      Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan.  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”).  Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).  The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m).

9

(e)      Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)      Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(g)      Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(h)      General.

(i)           Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law and any applicable stock exchange rules.

(ii)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)           Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

10

(iv)           Limits on Transfer of Awards.  No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer.  Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)           Black-Out Periods.  Except for Incentive Stock Options issued pursuant to Section 6(a)(iv), if an Award expires during, or within five business days after, a trading black-out period imposed by the Company to restrict trades in the Company’s securities, then, notwithstanding any other provision of the Plan, the Award shall expire ten business days after the trading black-out period is lifted by the Company.

(vi)           Term of Awards.  Subject to Sections 6(a)(iv)(C) and 6(h)(v), the term of each Award shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(vii)           Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange.  No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded, including the American Stock Exchange and the Toronto Stock Exchange.  No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.

11

(viii)           Prohibition on Repricing.  Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the shareholders of the Company.

Section 7.                      Amendment and Termination; Adjustments

(a)      Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)           violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii)           causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)           increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)           permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan;

(v)           would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code; or

12

(vi)           increase the aggregate number of Common Shares in respect of which Awards have been granted and remain outstanding so as to result in: (A) the number of Common Shares reserved for issuance to Insiders pursuant to Awards exceeding 10% of the issued and outstanding Common Shares or (B) the issuance to Insiders pursuant to Awards, within a one-year period, of a number of Common Shares exceeding 10% of the issued and outstanding Common Shares.

(b)      Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.  Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Award in such a manner as to cause such Award not to constitute “qualified performance based compensation” within the meaning of Section 162(m) of the Code.  Notwithstanding the forgoing, no amendments shall be made to any granted Awards to (i) reduce the exercise price of Option, or cancel and reissue any Options so as to in effect reduce the exercise price of Options, for the benefit of Insiders or (ii) extend the termination date beyond the original expiration date for the benefit of Insiders without first obtaining approval of the shareholders in accordance with the requirements of applicable stock exchange rules; and no action shall be taken with respect to granted Options without the consent of the optionee, unless the Board determines that such action does not materially alter or impair such Option.

(c)      Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.                      Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations).  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

13

Section 9.                      General Provisions

(a)      No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)      Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)      Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)      No Rights of Shareholders.  Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)      No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)      No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or service at any time, with or without cause.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

14

(g)      Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of California.

(h)      Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)      No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)      Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)      No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)      Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)           Section 16 Compliance; Section 162(m) Administration.  The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.  With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

15

(n)      Conditions Precedent to Issuance of Shares.  Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable Canadian securities laws, the requirements of any applicable stock exchange and the California General Corporation Law.  As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.                      Effective Date of the Plan

The Plan became effective on October 24, 2007.

Section 11.                      Term of the Plan

No Award shall be granted under the Plan after (a) the March 15, 2017 or (b) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

16

PROXY

NOVABAY PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of NOVABAY PHARMACEUTICALS, INC. (“NovaBay”) hereby appoints RAMIN (“RON”) NAJAFI and THOMAS J. PAULSON, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of NovaBay to be held on Tuesday, June 12, 2012 at 2:00 p.m. Pacific Time at Hyatt House Hotel Emeryville, 5800 Shellmound Street, Emeryville, CA 94608 and at any adjournment or postponement thereof, and to vote all shares by the undersigned of NovaBay’s common stock held of record on April 20, 2012, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

(continued and to be signed on the reverse side)

(continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 and 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1.	To elect the three Class II directors named below to hold office until the 2015 Annual Meeting of Stockholders.

Nominees standing for election:

Charles Cashion	[ ] FOR	[ ] WITHHOLD AUTHORITY

T. Alex McPherson	[ ] FOR	[ ] WITHHOLD AUTHORITY

Tony D.S. Wicks	[ ] FOR	[ ] WITHHOLD AUTHORITY

2.
To approve the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, as amended to revise the formula used for determining the automatic increase in the number of shares of common stock reserved for issuance under the plan every year, beginning January 1, 2013.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	[ ]
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]

Date:

Signature

Signature

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title. If the stockholder is a partnership, please sign in the partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.